UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2018

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 31, 2018, Ferrellgas Partners, L.P. (“Ferrellgas Partners” or the “Company”) completed the sale of a subsidiary and a group of assets to two subsidiaries controlled by Pilot Travel Centers LLC (“Pilot Flying J”) for approximately $57.0 million in cash, subject to customary post-closing adjustments to working capital. The subsidiary sold was Bridger Environmental LLC, which encompasses all saltwater disposal activities previously operated by Ferrellgas Partners. The group of assets sold includes all assets, excluding working capital, associated with the crude oil trucking operations previously operated by Ferrellgas Partners. Additionally, the sale included two crude oil injection terminals. All operations sold to Pilot Flying J had been included in Ferrellgas Partners’ and the operating partnership’s Midstream segment. Raymond James served as the exclusive financial advisor to the Company on this transaction.

Item 8.01. Other Information.

On August 1, 2018, the Company issued a press release announcing the disposition described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Unaudited Pro Forma Condensed Consolidated Financial Information

The unaudited pro forma condensed consolidated balance sheets as of April 30, 2018 give effect to the disposition described above under Item 2.01 as if it had occurred on April 30, 2018. The unaudited pro forma condensed consolidated statements of operations for the year ended July 31, 2017 and the nine months ended April 30, 2018 give effect to the disposition described above under Item 2.01 as if it had occurred on August 1, 2016. The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what Ferrellgas Partners’ or the operating partnership’s actual results of operations or financial position would have been if the disposition had occurred on the dates indicated, nor are they necessarily indicative of Ferrellgas Partners’ or the operating partnership’s future operating results or financial position.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by the Company, dated August 1, 2018.*
99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of Ferrellgas Partners, L.P.*
99.3	Unaudited Pro Forma Condensed Consolidated Financial Information of Ferrellgas, L.P.*

*                                                     Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
By Ferrellgas, Inc. (General Partner)

August 6, 2018	By:	/s/ Doran N. Schwartz
Name: Doran N. Schwartz
Title: Senior Vice President; Chief Financial Officer; Treasurer
(Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

August 6, 2018	By:	/s/ Doran N. Schwartz
Name: Doran N. Schwartz
Title: Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
By Ferrellgas, Inc. (General Partner)

August 6, 2018	By:	/s/ Doran N. Schwartz
Name: Doran N. Schwartz
Title: Senior Vice President; Chief Financial Officer; Treasurer
(Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

August 6, 2018	By:	/s/ Doran N. Schwartz
Name: Doran N. Schwartz
Title: Chief Financial Officer and Sole Director